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[SENTRY LOGO]

--------------------------------------------------------------------------------
                           Sentry Variable Account II

                                  THE PATRIOT

                  A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
             FUNDED BY NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST




                                  [GRAPHIC]



                                 ANNUAL REPORT



                                            DECEMBER 31, 1995


                         SENTRY LIFE INSURANCE COMPANY

Dear Contract Owner:                                          February 15, 1996

Thank you for selecting the Patriot for your long-term investment needs. Your confidence in Sentry to provide this service is appreciated.

The comments below on the performance of the underlying investment are provided by its investment advisor, Neuberger and Berman Management, Incorporated.

The stock and bond markets took off in 1995 after relatively unmemorable performances in 1994. Investors will certainly look back on the harmony of the dual bull market with fondness, as will our AMT Portfolio shareholders. Dropping interest rates, coupled with growing company earnings despite a cooling overall economy was music to investor's ears. All major indices reached record highs (the S&P 500 jumped 34%, the Dow topped 33%, and the Nasdaq was up nearly 40% for the year), and just about every sector of industry locked in higher share prices for the year. The same decline in rates created a rebound from 1994's dismal bond results; so good, in fact, that it was one of the best bond market performance years in history. The Federal Reserve Board cut rates by 0.25% in July and December, and bond investors were further encouraged by slowing economic growth and fiscal restraint. Long-term rates went just over 7.9% at the peak in January, and ended the year at 5.94%.

The advantages of a favorable bond environment were not lost to the management behind Neuberger & Berman AMT Limited Maturity Bond Investments or the fixed income portion of Neuberger & Berman AMT Balanced Investments, which both took advantage of bond price appreciation by lengthening duration in the first half of the year, and again in the Fall. Duration (the measure of how bond prices respond to shifts in interest rates, taking into account maturity, coupon, call protection and other factors) was raised from 1.79 years (a weighted average maturity of 2.1 years) in January to 2.18 years (or 2.4 years weighted average maturity) by the end of June. The rally subsided during the third quarter as market participants became concerned about a pick up in economic activity. However, by the end of the third quarter, inflationary concerns waned and the rally resumed. Duration was extended again in October--this time to 2.6 years (2.9 years average weighted maturity); which greatly benefited fourth-quarter performance. We remain bullish heading into 1996, and have been adding corporate and asset-backed positions while avoiding the prepayment-plagued mortgage arena (an area which hindered performance last year as well).

The strategy for Neuberger & Berman AMT Liquid Asset Investments during this time was to continue to take advantage of higher yields which persisted despite the two Federal Funds rate cuts. As the bond rally set in, the portfolio's dollar-weighted average maturity was raised from 44 days to 62 days, then remained between 40 and 63 days during the bond market's fits and starts during Summer. During the last quarter, the money market yield curve inverted, meaning higher interest rates could be found in shorter maturities--accordingly we ended the year with a 24-day average maturity.

Among companies, the market certainly fell in love with technology and finance, even if the affair ended by the fourth quarter and profit-taking took the froth off of their valuations. Lowering interest rates and strong earnings results provided the impetus for equities in 1995. Neuberger & Berman AMT Growth Investments and the stock portion of Neuberger & Berman AMT Balanced Investments were heavily weighted in both, as well as other prime contributors such as HMO and other health care names, and specialty retailers which defied the doldrums in the general retail sector. Gaming and restaurant investments lost some ground in the fourth quarter, but it was not enough to dampen the excellent total return performance results for the entire year.

Even though market valuations are at an all-time high, we continue to find attractive investments selling below their intrinsic worth. This growth-at-a-reasonable-price strategy will best serve to enhance the portfolios and provide a solid foundation for long-term results. As always, we continue to tackle each stock individually on a fundamental ("bottom-up") basis.

Your account with us is appreciated.

Sincerely,

Dale R. Schuh

Dale R. Schuh, President and Chief Operating Officer
Sentry Life Insurance Company

                         SENTRY LIFE INSURANCE COMPANY
                           SENTRY VARIABLE ACCOUNT II

                        STATEMENT OF ASSETS, LIABILITIES
                          AND CONTRACT OWNERS' EQUITY
                               December 31, 1995

ASSETS:

Investments at market value:

  Neuberger & Berman Advisers Management Trust:


            Liquid Asset Portfolio, 2,624,851
              shares (cost $2,624,851)                   $ 2,624,851

            Growth Portfolio, 1,335,543
              shares (cost $28,869,666)                   34,537,132

            Limited Maturity Bond Portfolio, 584,401
              shares (cost $8,118,289)                     8,596,533

            Balanced Portfolio, 513,994
              shares (cost $7,609,383)                     9,005,176
                                                         -----------

              Total investments                           54,763,692

         Dividends receivable                                 10,757
                                                         -----------

              Total assets                                54,774,449

LIABILITIES:

         Accrued expenses                                      2,856
                                                         -----------

         Contract owners' equity (Net Assets)            $54,771,593
                                                         ===========



   The accompanying notes are an integral part of these financial statements

SENTRY LIFE INSURANCE COMPANY
SENTRY VARIABLE ACCOUNT II

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
For the Years ended December 31, 1995 and 1994


                                              SUB-ACCOUNTS INVESTING IN:
                                              --------------------------
                                                     LIQUID ASSET                     GROWTH
                                                      PORTFOLIO                      PORTFOLIO
                                              --------------------------    --------------------------
                                                   1995           1994           1995          1994
                                              ------------   -----------    ------------   -----------
Income:
  Dividends                                    $   148,465    $   124,657   $    71,275   $   170,811
Expenses:
  Mortality and expense risk                        36,040         45,814       400,743       376,544
                                                ----------     ----------   -----------   -----------
Net investment income (loss)                       112,425         78,843      (329,468)     (205,733)
                                                ----------     ----------   -----------   -----------
Realized net investment gain                            --             --     1,608,647     1,203,944
Unrealized appreciation (depreciation), net             --             --     6,319,592    (7,090,027)
Capital gain distributions received                     --          4,577       955,092     3,999,827
                                                ----------     ----------   -----------   -----------
Realized and unrealized gain (loss)
  on investments and capital
  gain distributions, net                               --          4,577     8,883,331    (1,886,256)
                                                ----------     ----------   -----------   -----------
Net increase (decrease) in contract owners'
  equity from operations                           112,425         83,420     8,553,863    (2,091,989)
                                                ----------     ----------   -----------   -----------
Purchase payments                                  139,601        120,645     1,288,052     1,061,228
Transfers between subaccounts, net                 105,468        691,753       351,441      (473,402)
Withdrawals                                     (1,111,786)    (1,796,074)   (5,232,234)   (4,944,874)
Contract maintenance fees                           (4,820)        (5,538)      (48,549)      (51,704)
Surrender charges                                   (6,123)       (10,578)      (25,366)      (40,880)
Asset transfer due to VA merger (Note 7)                --        167,162            --     1,395,045
                                                ----------     ----------   -----------   -----------
Net decrease in contract owners'
  equity derived from principal transactions      (877,660)      (832,630)   (3,666,656)   (3,054,587)
                                                ----------     ----------   -----------   -----------
Total increase (decrease) in contract
  owners' equity                                  (765,235)      (749,210)    4,887,207    (5,146,576)
Contract owners' equity at beginning of year     3,399,935      4,149,145    29,648,763    34,795,339
                                                ----------     ----------   -----------   -----------
Contract owners' equity at end of year          $2,634,700     $3,399,935   $34,535,970   $29,648,763
                                                ==========     ==========   ===========   ===========




   The accompanying notes are an integral part of these financial statements

       LIMITED MATURITY                           BALANCED
        BOND PORTFOLIO                            PORTFOLIO                                TOTAL
----------------------------          -----------------------------            ----------------------------
   1995            1994                   1995             1994                    1995            1994
-----------    -------------          ------------     ------------            ------------     -----------
$   501,148    $   394,726             $  157,249      $  131,376             $   878,137      $   821,570
    107,118        117,735                106,166         102,528                 650,067          642,621
-----------    -----------             ----------      ----------             -----------      -----------
    394,030        276,991                 51,083          28,848                 228,070          178,949
-----------    -----------             ----------      ----------             -----------      -----------
    112,466        217,759                300,179         201,009               2,021,292        1,622,712
    319,897       (694,494)             1,348,677        (836,053)              7,988,166       (8,620,574)
         --         58,478                 50,544         217,057               1,005,636        4,279,939
-----------    -----------             ----------      ----------             -----------      -----------

    432,363       (418,257)             1,699,400        (417,987)             11,015,094       (2,717,923)
-----------    -----------             ----------      ----------             -----------      -----------

    826,393       (141,266)             1,750,483        (389,139)             11,243,164       (2,538,974)
-----------    -----------             ----------      ----------             -----------      -----------
    159,828        161,670                711,656         622,501               2,299,137        1,966,044
      4,170       (378,618)              (461,079)        160,267                      --               --
 (1,752,030)    (1,861,013)            (1,250,692)     (1,422,567)             (9,346,742)     (10,024,528)
    (10,934)       (13,301)               (11,256)        (11,837)                (75,559)         (82,380)
     (7,177)       (10,027)               (11,734)        (16,769)                (50,400)         (78,254)
         --        718,133                     --         158,997                      --        2,439,337
-----------    -----------             ----------      ----------             -----------      -----------

 (1,606,143)    (1,383,156)            (1,023,105)       (509,408)             (7,173,564)      (5,779,781)
-----------    -----------             ----------      ----------             -----------      -----------

   (779,750)    (1,524,422)               727,378        (898,547)              4,069,600       (8,318,755)
  9,375,663     10,900,085              8,277,632       9,176,179              50,701,993       59,020,748
-----------    -----------             ----------      ----------             -----------      -----------
$ 8,595,913    $ 9,375,663             $9,005,010      $8,277,632             $54,771,593      $50,701,993
===========    ===========             ==========      ==========             ===========      ===========

NOTES TO FINANCIAL STATEMENTS
December 31, 1995 and 1994

1. ORGANIZATION AND CONTRACTS

   The Sentry Variable Account II (the Variable Account) is a segregated investment account of the Sentry Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Account was established by the Company on August 2, 1983 and commenced operations on May 3, 1984. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

   The assets of the Variable Account are invested in one or more of the portfolios of Neuberger & Berman Advisers Management Trust (the Trust) at the portfolio's net asset value in accordance with the selection made by the contract owners.

   A copy of the Neuberger & Berman Advisers Management Trust Annual Report is included in the Variable Account's Annual Report.

2. SIGNIFICANT ACCOUNTING POLICIES

   VALUATION OF INVESTMENTS

   Investments in the Trust are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Trust's portfolios.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

   Securities transactions are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis.

   FEDERAL INCOME TAXES

   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Account are part of the total operations of the Company and are not taxed as a separate entity.

   Under Federal income tax law, net investment income and net realized capital gains of the Variable Account which are applied to increase contract owners' equity are not taxed.

December 31, 1995 and 1994


3. EXPENSES

   A mortality and expense risk premium is deducted by the Company from the Variable Account on a daily basis which is equal, on an annual basis, to 1.20% (.80% mortality and .40% expense risk) of the daily net asset value of the Variable Account. This mortality and expense risk premium compensates the Company for assuming these risks under the variable annuity contract. The liability for accrued mortality and expense risk premium amounted to $2,856 at December 31, 1995.

   The Company deducts, on the contract anniversary date, an annual contract maintenance charge of $30, per contract holder, from the contract value by canceling accumulation units. If the contract is surrendered for its full surrender value, on other than the contract anniversary, the contract maintenance charge will be deducted at the time of such surrender. This charge reimburses the Company for administrative expenses relating to maintenance of the contract.

   There are no deductions made from purchase payments for sales charges at the time of purchase. However, a contingent deferred sales charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred which are related to contract sales. Contingent deferred sales charges apply to each purchase payment and are graded from 6% during the first contract year to 0% in the seventh contract year.

   Any premium tax payable to a governmental entity as a result of the existence of the contracts or the Variable Account will be charged against the contract value. Premium taxes up to 4% are currently imposed by certain states. Some states assess their premium taxes at the time purchase payments are made; others assess their premium taxes at the time of annuitization. In the event contracts would be issued in states assessing their premium taxes at the time purchase payments are made, the Company currently intends to advance such premium taxes and deduct the premium taxes from a contract owner's contract value at the time of annuitization or surrender.

4. INITIAL CAPITALIZATION

   Initial capital of $100,000 was provided by the Company for the establishment of the Variable Account. As an investor in the Variable Account, the Company shares pro rata in the investment performance of the Variable Account and is subject to the same valuation procedures and the same periodic charges as are other contract owners in the Variable Account. The Company's investment, at market value, was $270,496 at December 31, 1995.

December 31, 1995 and 1994

5. CONTRACT OWNERS' EQUITY

   Contract owners' equity is represented by accumulation units in the related Variable Account. At December 31, 1995 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:

                                       ACCUMULATION            ACCUMULATION
                                          UNITS                 UNIT VALUE                    VALUE
                                       ------------            ------------                -----------
      Liquid Asset Portfolio               162,165                $16.25                   $ 2,634,700
      Growth Portfolio                     938,909                 36.78                    34,535,970
      Limited Maturity Bond Portfolio      384,749                 22.34                     8,595,913
      Balanced Portfolio                   550,216                 16.37                     9,005,010
                                                                                           -----------
        Total contract owners' equity                                                      $54,771,593
                                                                                           ===========


   At December 31, 1994 ownership of the Variable Account was represented by the following accumulation units and accumulation unit values:

                                       ACCUMULATION            ACCUMULATION
                                          UNITS                 UNIT VALUE                    VALUE
                                       ------------            ------------                -----------
      Liquid Asset Portfolio               217,211                 $15.65                   $ 3,399,935
      Growth Portfolio                   1,049,256                  28.26                    29,648,763
      Limited Maturity Bond Portfolio      460,025                  20.38                     9,375,663
      Balanced Portfolio                   618,542                  13.38                     8,277,632
                                                                                            -----------
        Total contract owners' equity                                                       $50,701,993
                                                                                            ===========

December 31, 1995 and 1994


6. PURCHASES AND SALES OF SECURITIES

   In 1995, purchases and proceeds on sales of the Trust's shares aggregated $7,134,067 and $13,071,544, respectively, and were as follows:


                          LIQUID ASSET   GROWTH     LIMITED MATURITY  BALANCED
                           PORTFOLIO    PORTFOLIO    BOND PORTFOLIO   PORTFOLIO     TOTAL
                          ------------  ---------   ----------------  ---------   ----------
   Purchases             $1,127,073    $3,829,670     $  979,314     $1,198,010   $7,134,067
   Proceeds on sales      1,887,956     6,871,957      2,191,308      2,120,323   13,071,544


   In 1994, purchases and proceeds on sales of the Trust's shares aggregated $10,806,035 and $14,575,256, respectively, and were as follows:




                          LIQUID ASSET   GROWTH     LIMITED MATURITY  BALANCED
                           PORTFOLIO    PORTFOLIO    BOND PORTFOLIO   PORTFOLIO     TOTAL
                          ------------  ---------   ----------------  ---------   ----------
   Purchases             $2,030,380    $6,448,934     $  814,591     $1,512,130  $10,806,035
   Proceeds on sales      2,953,556     7,104,923      2,581,675      1,935,102   14,575,256



7. MERGER OF VARIABLE ACCOUNT

   Effective October 31, 1994 the Sentry Variable Account I of Sentry Investors Life Insurance Company (SILICVA) was merged into the Variable Account of the Company. Prior to the merger the variable accounts invested in identical securities and had the same accumulation unit value. Accumulation units of the Variable Account were issued one for one in exchange for the accumulation units of the SILIC VA. The aggregate net assets of the Variable Account and the SILIC VA were $51,175,180 and $2,439,337 immediately before the merger. The combined net assets of the Variable Account at October 31, 1994 were $53,614,517. The results of operations and changes in contract owners' equity of the SILICVA are included with the Variable Account after October 31, 1994.



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